Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the annual report on Form 10-K/A of Ruth’s Hospitality Group, Inc. (the “Company”) for the year ended December 28, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, the Executive Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 25, 2009

By	/S/ ROBERT M. VINCENT
Robert M. Vincent
Executive Vice President and Chief Financial Officer of Ruth’s Hospitality Group, Inc.